Related Party Transactions	6 Months Ended
Jun. 30, 2018
Related Party Transactions [Abstract]
Related Party Transactions

14. Related party transactions

Settlement with Certain Management Stockholders

In the last two months of 2016, the Company entered into settlement agreements and terminated the employment of two management stockholders (“Founders”). The settlement agreements includes a payable cash amount of $ 5,800, as a result of an employee relationship benefit and non competition and non disclosure agreement, out of which 50% was payable on July 1, 2018 or upon the occurrence of a liquidity event, which may result from the consummation of an initial public offering, or a capital injection among other conditions. On September 20, 2017, the Company completed its initial public offering; and the settlement was fully paid in December 2017.

Balances and operations with Expedia

Starting in March 2015, as a result of the Expedia Outsourcing Agreement executed with Expedia, the Company recognized balances and operations with Expedia as a related party.

The balances between the Company and Expedia are: $ 6,004 and $ 5,253 as of June 30, 2018 and as of December 31, 2017, respectively, recorded in Related party receivable; and $ 94,022 and $ 84,364 as of June 30, 2018 and as of December 31, 2017, respectively, recorded in Related party payables.

The net related party transactions are $23,300 and $18,900 for the periods ended June 30, 2018 and 2017, respectively, recorded in Revenue.

In addition, the Company has provided Expedia with a guaranty in form of security deposits in an aggregated amount of $ 10,000. They are recorded in restricted cash and cash equivalents non-current.